SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549


                                --------


                                FORM 8-K




                              CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of

                     the Securities Exchange Act of 1934



   Date of Report:  (Date of earliest event reported):  March 21, 1994




                       Digital Equipment Corporation

       ________________________________________________________________

            (Exact name of registrant as specified in its charter)




         Massachusetts                0-5296               04-2226590

   _______________________________________________________________________

   (State or other jurisdiction of     (Commission     (I.R.S. Employer

   incorporation or organization)      File Number)    Identification No.)




        146 Main Street, Maynard, Massachusetts          01754

     _______________________________________________________________

     (Address of principal executive offices)           (Zip Code)



   Registrant's telephone number, including area code:   (508) 493-5111






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       (Former name or former address, if changed since last report)







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Item 5.  Other Information.


     On March 22, 1994, the registrant filed with the Securities and

Exchange Commission pursuant to Rule 424(b)(2) a Prospectus Supplement dated March 21, 1994 relating to the issuance of 16,000,000 Depositary

Shares representing 4,000,000 shares of Series A 8 7/8% Cumulative

Preferred Stock.


Item 7.  Financial Statements and Exhibits.


Exhibit No.


    4.1         Certificate of Designation filed with the Secretary of

                State of the Commonwealth of Massachusetts on March 22,

                1994.


    4.2         Specimen Certificate of Series A 8 7/8% Cumulative

                Preferred Stock of Digital Equipment Corporation.



    4.3         Deposit Agreement relating to the Series A 8 7/8%

                Cumulative Preferred Stock of Digital Equipment

                Corporation.
































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                                SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities

Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                DIGITAL EQUIPMENT CORPORATION

                                  (Registrant)


                                By  /s/ Gail S. Mann

                                    Gail S. Mann

                                    Assistant General Counsel, Clerk

                                    and Secretary


Date:  March 22, 1994








































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